UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 15, 2024

Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SYPR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

Vice President, Chief Accounting Officer and Controller

On August 15, 2024, Sypris Solutions, Inc. (the “Company”) appointed Rebecca R. Eckert, the Company’s current Controller, to the position of Vice President, Chief Accounting Officer and Controller, effective as of November 1, 2024. Mrs. Eckert will serve as the Company’s principal financial officer and principal accounting officer. Mrs. Eckert will remain located in Louisville, Kentucky and will report to Jeffrey T. Gill, the Company’s Chairman, President and Chief Executive Officer.

Mrs. Eckert, age 46, has served as the Company’s Controller and principal accounting officer since May 2009 and as the Company’s Manager of Financial Reporting from May 2005 to May 2009. Prior to 2005, Mrs. Eckert served as an auditor with Ernst & Young LLP. Mrs. Eckert holds a Bachelor of Science in Accounting from the University of Kentucky and a Master of Science in Accounting from the University of Notre Dame. She is also a certified public accountant in the state of Kentucky.

There are no other arrangements or understandings between Mrs. Eckert and any other person, other than her ongoing employment with the Company, pursuant to which Mrs. Eckert was selected as an officer. Additionally, there are no family relationships between Mrs. Eckert and any director or other officer of the Company, and there are no transactions which the Company is a party and which Mrs. Eckert has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Senior Vice President and Treasurer

On August 15, 2024, the Company appointed Richard L. Davis, the Company’s current Vice President, Chief Financial Officer and Assistant Secretary, to the position of Senior Vice President, Treasurer and Assistant Secretary, effective as of November 1, 2024. Mr. Davis will remain located in Louisville, Kentucky and will report to Jeffrey T. Gill, the Company’s Chairman, President and Chief Executive Officer.

Mr. Davis will succeed Anthony C. Allen, the Company’s current Vice President and Treasurer, who will serve as Vice President and Assistant Treasurer of the Company, effective as of November 1, 2024.

A copy of the press release announcing the foregoing appointments is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release issued August 20, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2024	Sypris Solutions, Inc.

	By:	/s/ Richard L. Davis
Richard L. Davis
Vice President, Chief Financial Officer and
Assistant Secretary